EXHIBIT 10.3
                                                                    ------------

                                                                  EXECUTION COPY






                  STOCKHOLDER AND REGISTRATION RIGHTS AGREEMENT


                                 BY AND BETWEEN



                        ARMSTRONG WORLD INDUSTRIES, INC.

                                       AND



   ARMSTRONG WORLD INDUSTRIES, INC. ASBESTOS PERSONAL INJURY SETTLEMENT TRUST



                           DATED AS OF OCTOBER 2, 2006













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                                TABLE OF CONTENTS

                                                                            PAGE



ARTICLE I             DEFINITIONS..............................................2

ARTICLE II            EQUITY REGISTRATION RIGHTS...............................8

         2.1      Equity Security Demand Registration..........................8

         2.2      Piggyback Registration......................................10

         2.3      Registration Procedures.....................................11

         2.4      Expenses....................................................13

         2.5      Indemnification and Contribution............................14

         2.6      Rule 144....................................................17

         2.7      Duration of Equity Registration Rights......................17

         2.8      "Market Stand-Off" Agreement................................17

         2.9      Transfer of Registration Rights.............................17

         2.10     Granting of Additional Registration Rights..................18

ARTICLE III           DEBT REGISTRATION RIGHTS................................18

         3.1      Debt Security Demand Registration...........................18

         3.2      Shelf Registration..........................................20

         3.3      Registration Procedures.....................................20

         3.4      Expenses....................................................22

         3.5      Indemnification and Contribution............................23

         3.6      Rule 144....................................................26

         3.7      Duration of Debt Registration Rights........................26

         3.8      "Market Stand-Off" Agreement................................26

         3.9      Transfer of Registration Rights.............................27

         3.10     Granting of Additional Registration Rights..................27

ARTICLE IV            TAG-ALONG RIGHTS........................................27

         4.1      Restrictions on Transfer of Shares of Common
                  Stock by the Trust..........................................27

         4.2      Offer to Other Stockholders.................................28

         4.3      Third Party Beneficiary Rights..............................28

ARTICLE V             CERTAIN COVENANTS OF THE COMPANY........................29

         5.1      Approval Requirements Respecting A Shareholder Rights
                  Plan........................................................29



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                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                            PAGE


ARTICLE VI            VOTING AGREEMENT AND RELATED COVENANTS OF THE TRUST.....29

         6.1      Independent Directors.......................................29

         6.2      Approval of New Long-term Incentive Plan....................29

         6.3      Certain Director Elections..................................30

         6.4      Third Party Beneficiary Rights..............................30

ARTICLE VII           MISCELLANEOUS PROVISIONS................................30

         7.1      Successor Securities........................................30

         7.2      Equitable Relief............................................31

         7.3      No Inconsistent Agreements..................................31

         7.4      Amendments and Waivers......................................31

         7.5      Notice Generally............................................31

         7.6      Successors and Assigns......................................32

         7.7      Headings....................................................33

         7.8      Governing Law; Jurisdiction; Jury Waiver....................33

         7.9      Severability................................................33

         7.10     Entire Agreement............................................33

         7.11     Counterparts................................................33






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                  STOCKHOLDER AND REGISTRATION RIGHTS AGREEMENT
                  ---------------------------------------------


                  Stockholder and Registration Rights Agreement, dated as of October 2, 2006, by and between Armstrong World Industries, Inc., a Pennsylvania corporation (the "COMPANY"), and the Armstrong World Industries, Inc. Asbestos Personal Injury Settlement Trust (the "TRUST") established pursuant to the Trust Agreement (as hereinafter defined).

                              W I T N E S S E T H :

                  WHEREAS, the Company filed its Fourth Amended Plan of Reorganization, as Modified dated February 21, 2006 with the United States Bankruptcy Court for the District of Delaware (the "COURT") pursuant to and in accordance with chapter 11 of the U.S. Bankruptcy Code (as filed with the Court and as may be amended from time to time in accordance with its terms, the "PLAN"), which was confirmed on August 18, 2006; and

                  WHEREAS, capitalized terms used herein and not defined above shall have the meaning provided by Article I hereof or otherwise provided below; and

                  WHEREAS, pursuant to the Plan, (i) on the Effective Date, all previously outstanding shares of the Company will be cancelled, (ii) on the Effective Date, the Trust will receive new shares of Common Stock to be issued by the Company, and on the Initial Distribution Date the holders of Allowed Unsecured Claims will receive new shares of Common Stock to be issued by the Company, representing 65.57% and 34.43%, respectively, of the shares of Common Stock to be outstanding on the Initial Distribution Date, (iii) on the Initial Distribution Date, Plan Notes may be issued to the Trust and to the holders of Allowed Unsecured Claims, upon the terms and in accordance with certain provisions of the Plan and (iv) in accordance with the Plan, the New Long Term Incentive Plan will be established; and

                  WHEREAS, in accordance with the Plan, the Company and the Trust are entering into this Agreement on the Effective Date (i) to provide for certain rights and obligations of the Trust with respect to shares of Common Stock held by the Trust, including certain obligations for the benefit of the holders of shares of Common Stock issued to holders of Allowed Unsecured Claims (and any transferees, other than the Trust, of the shares of Common Stock of such holders) and other future holders of shares of Common Stock (other than any such holder whose shares are Beneficially Owned by the Trust) (all such holders, including but not limited to those who are holders of Allowed Unsecured Claims, collectively, the "OTHER STOCKHOLDERS") with respect to certain transactions by the Trust in shares of Common Stock held by the Trust, and certain consent


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rights for the benefit of the Trust, (ii) to provide registration rights for the
Trust with respect to its holding of shares of Common Stock, and (iii) to provide registration rights for the Trust with respect to its holdings of Plan Notes, if they are issued under the Plan;

                  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is hereby agreed as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  As used in this Agreement, the following capitalized terms shall have the meanings ascribed thereto below (such meanings being equally applicable to both the singular and plural form of the terms defined):

                  "ACTION" shall have the meaning provided by Section 2.5(e) or 3.5(e) hereof, as the case may be.

                  "AFFILIATE," with respect to a Person, means any other Person which directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, within the meaning of Rule 12b-2 under the Exchange Act.

                  "AGREEMENT" shall mean this Stockholder and Registration Rights Agreement, as the same may from time to time be amended, modified and supplemented in accordance with its terms.

                  "ALLOWED UNSECURED CLAIMS" shall have the meaning provided in the Plan.

                   "ARTICLES OF INCORPORATION" shall mean the Amended and Restated Articles of Incorporation of the Company, as in effect on the Effective Date and as the same may from time to time be amended or restated in accordance with its terms.

                  "BUSINESS DAY" shall mean any day on which commercial banks are required to be open for business in New York, New York.

                  "BENEFICIALLY OWNED" or "BENEFICIAL OWNERSHIP" shall have the meaning prescribed by Regulation 13D-G under the Exchange Act, as amended and from time to time in effect.

                  "BYLAWS" shall mean the amended and restated bylaws of the Company, as in effect on the Effective Date and as the same may from time to time be amended or restated in accordance with their terms.



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                  "CHANGE IN CONTROL" with respect to the Company shall mean the acquisition by any person, or any group (within the meaning of Section 13(d) of the Exchange Act), of either Beneficial Ownership of more than 25% of the Voting Stock or the right, by contract, voting power or otherwise (or any combination thereof), to designate more than one-third of the members of the board of directors of the Company (assuming no vacancy on the board of directors).

                  "CHAPTER 11 CASE" shall mean the chapter 11 case of Armstrong World Industries, Inc., pending in the Court as In re Armstrong World Industries, Inc., et al., Case No. 00-4471 (RJN) (Jointly Administered).

                  "COMMON STOCK" shall meaning the common shares, $0.01 par value per share, of the Company, as authorized by the Articles of Incorporation on the Effective Date, and any successor security as provided by Section 7.1 hereof.

                  "DEBT SECURITY DEMAND REGISTRATION" shall have the meaning provided by Section 3.1(a) hereof.

                  "DEMANDING EQUITY SECURITY HOLDERS" shall have the meaning provided by Section 2.2(a) hereof.

                  "DEMANDING OTHER DEBT SECURITY HOLDERS" shall have the meaning provided by Section 3.2(a) hereof.

                  "DISINTERESTED DIRECTOR" shall mean, in respect of a transaction or potential transaction (or category of immaterial transactions), a director who is not Affiliated with the Trust and who has no personal financial interest in the transaction (other than the same interest, if a shareholder of the Corporation, as the other shareholders of the Corporation).

                  "EFFECTIVE DATE" shall mean October 2, 2006 (which is the first Business Day of the month immediately following the date by which all of the conditions precedent to the effectiveness of the Plan specified in Section
7.17 of the Plan have been satisfied or waived, no stay of the order confirming the Plan in accordance with chapter 11 of the U.S. Bankruptcy Code being in effect on such date. The Effective Date for purposes of this Agreement shall be the same as the Effective Date for purposes of the Plan.

                  "EQUITY SECURITY DEMAND REGISTRATION" shall have the meaning set forth in Section 2.1 (a) hereof.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC promulgated thereunder, all as the same may be amended and shall be in effect from time to time.

                  "INDEMNIFIED PARTY" shall have the meaning provided by Section 2.5(e) or 3.5(e) hereof, as the case may be.



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                  "INDEMNIFYING PARTY" shall have the meaning provided by
Section 2.5(e) or 3.5(e) hereof, as the case may be.

                  "INDEPENDENT DIRECTOR" shall mean a director who (i) qualifies as an "independent director" within the meaning of the corporate governance listing standards from time to time adopted by the NYSE or Nasdaq with respect to the composition of the board of directors of a listed company (without regard to any independence criteria applicable under such standards only to the members of a committee of the board of directors), as applicable to whichever market the shares of Common Stock are to be listed on for trading upon the issuance of such shares pursuant to the Plan and, thereafter, are from time to time listed for trading on) and (ii) satisfies the minimum requirements of director independence of SEC Rule 10A-3(b)(1) under the Exchange Act; provided, however, that, to the extent that any requirements in addition to those required in order for a director to be considered independent in accordance with such listing standards must be satisfied in order for a director of the Company to qualify as an "outside director" for purposes of Rule 16b-3 under the Exchange Act or for purposes of Section 162(m) of the Internal Revenue Code, at least three directors of the Company must also qualify as such under such additional requirements in order for the Company to be considered to have Independent Directors in satisfaction of clause (i) of subparagraph (a) of Article VI hereof.

                  "INITIAL DISTRIBUTION DATE" shall mean a date on or after the Effective Date that is selected by the Company in its discretion but, in any event, is within fifteen (15) days after the Effective Date, or such later date as the Court may establish upon request by the Company, for cause shown, as permitted by the Plan; provided, however, that in no event shall the Initial Distribution Date be more than forty-five days after the Effective Date.

                  "INTERNAL REVENUE CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any applicable rulings, Treasury Regulations, judicial decisions, and notices, announcements, and other releases of the United States Treasury Department or the IRS.

                  "IRS" shall mean the United States Internal Revenue Service.

                  "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

                  "NASDAQ" shall mean the Nasdaq Stock Market.

                  "NEW LONG-TERM INCENTIVE PLAN" shall mean the New Long-Term Incentive Plan of the Company, substantially in the form of Exhibit 1.90 attached to the Plan.

                  "NYSE" shall mean the New York Stock Exchange.

                  "OTHER STOCKHOLDERS" shall have the meaning set forth in the fourth recital of this Agreement.



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                  "PERSON" shall mean any individual, partnership (general,
limited or limited liability), corporation, limited liability company, trust, unincorporated organization or other legal entity, and a government or agency or political subdivision thereof.

                  "PLAN NOTE INDENTURES" shall mean the indentures, substantially in the form of Exhibit 1.96 to the Plan and qualified under the Trust Indenture Act of 1939, as amended, entered into by and between the Company, as the issuer, and a trustee selected by the Company, pursuant to which, if issued or to be issued, Plan Notes have been or will be issued.

                  "PLAN NOTES" shall mean, if issued or to be issued, the unsecured notes issued or to be issued by the Company pursuant to the Plan Note Indentures as provided by Sections 3.2(f) and (g) of the Plan.

                  "PROPOSED PURCHASER" shall have the meaning set forth in
Section 4.1 hereof.

                  "PROSPECTUS" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Equity Securities covered by such Registration Statement, and all amendments and supplements thereto and all material incorporated by reference therein.

                  "REGISTRABLE DEBT SECURITIES" shall mean (i) the Plan Notes issued to the Trust pursuant to the Plan (if any), (ii) any other debt security issued by the Company in exchange for, upon conversion of or as a result of a reclassification of or otherwise in respect of the Plan Notes or any other debt security issued by the Company that is a Registrable Debt Security, and (iii) any debt security issued by the Company in exchange for, as a reclassification of or otherwise in respect of any Registrable Equity Security, in each case for so long as such debt security is owned by the Trust or a permitted transferee of the Trust's rights under Article III hereof in accordance with Section 3.9 hereof. For the avoidance of doubt, it is understood and agreed that any particular Registrable Debt Security shall cease to be such when (A) a Registration Statement with respect to the sale of such security shall have become effective under the Securities Act and such security shall have been disposed of in accordance with such Registration Statement, (B) such security shall have been sold pursuant to Rule 144 or (C) such security shall have ceased to be outstanding.

                  "REGISTRABLE EQUITY SECURITIES" shall mean (i) the shares of Common Stock issued to the Trust pursuant to the Plan, (ii) any additional shares of Common Stock or other Voting Stock or other equity securities issued by the Company to the Trust as a dividend upon or a distribution in respect of, or upon conversion of or in exchange for or as a result of any reclassification of, any such shares of Common Stock or any other equity security that is a Registrable Equity Security, (iii) any equity security issued upon exercise of


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any warrant, right or option which is a Registrable Equity Security, (iv) any equity security issued by the Company in exchange for, as a reclassification of or otherwise in respect of any Registrable Debt Security and (v) any other equity security which is considered a successor security in respect of any such security as provided in Section 7.1 hereof, in each case for so long as such equity security is owned by the Trust or a permitted transferee of the Trust's rights under Article II hereof in accordance with Section 2.9 hereof. For the avoidance of doubt, it is understood and agreed that any particular Registrable Equity Security shall cease to be such when (A) a Registration Statement with respect to the sale of such security shall have become effective under the Securities Act and such security shall have been disposed of in accordance with such Registration Statement, (B) such security shall have been sold pursuant to Rule 144 or (C) such security shall have ceased to be outstanding.

                  "REGISTRATION STATEMENT" shall mean a registration statement of the Company as it may be amended or supplemented from time to time, including without limitation, all exhibits, financial statements, schedules and attachments thereto.

                  "RULE 144" shall mean Rule 144 promulgated by the SEC under the Securities Act, or any similar rule or regulation permitting the sale of securities without registration under the Securities Act, hereafter adopted by the SEC, as the same may be amended and shall be in effect from time to time.

                  "SEC" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC promulgated thereunder, all as the same may be amended and shall be in effect from time to time.

                  "TRANSFER" shall mean directly or indirectly transfer, sell, assign, donate, contribute, place in trust (including a voting trust), or otherwise voluntarily or involuntarily dispose.

                  "TREASURY REGULATIONS" shall mean the regulations (including temporary and proposed regulations) promulgated under the Internal Revenue Code by the United States Treasury Department, as amended from time to time.

                  "TRUST" shall have the meaning set forth in the introductory paragraph of this Agreement.

                  "TRUST AGREEMENT" shall mean the Armstrong World Industries, Inc. Asbestos Personal Injury Settlement Trust Agreement, dated as of October 2, 2006, and entered into by the Company, the Legal Representative for Asbestos-Related Future Claimants and the Official Committee of Asbestos Creditors (each as appointed by the Court in the Chapter 11 Case) and the trustees and members of the PI Trust Advisory Committee identified on the signature page thereof.



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                  "TRUST PRO RATA SHARE", for purposes of Section 2.2(b) hereof, shall mean the ratio of (i) the number of shares of Common Stock owned by the Trust to (ii) the total number of shares of Common Stock owned by the Trust and each Other Stockholder for whose benefit shares of Common Stock will be included in the Registration Statement, such ratio calculated as of the date of filing of the applicable Registration Statement pursuant to Section 2.2(b) and, for purposes of Section 3.2(b) hereof, shall mean the ratio of (i) the aggregate principal amount of Registrable Debt Securities owned by the Trust to (ii) the sum of the aggregate principal amount of Registrable Debt Securities owned by the Trust plus the aggregate principal amount of debt securities of Demanding Other Debt Security Holders whose debt securities will be included in the Registration Statement, such ratio calculated as of the date of filing of the applicable Registration Statement pursuant to Section 3.2(b) .

                  "VOTING STOCK" shall mean shares of the Company, of any class or series, entitled to vote for the election of directors of the Company, including shares of Common Stock (other than preferred shares entitled to vote for the election of directors who are to be elected only by the holders of a particular class or series of shares, or collectively by the holders of two or more classes or series of shares, and only in the event of an arrearage in payment of dividends on such class or series of shares and who constitute less than one-third of all the directors (assuming no vacancies on the board of directors)) and any successor security as provided in Section 7.1 hereof.

Other terms are defined herein and shall have the meanings elsewhere provided herein.

                                   ARTICLE II

                           EQUITY REGISTRATION RIGHTS

         2.1      Equity Security Demand Registration.

                  (a) Request for Equity Security Demand Registration. If at any time after the Effective Date, the Company receives a written request (a "DEMAND NOTICE") from the Trust requesting that the Company effect a registration under the Securities Act of Registrable Equity Securities and specifying the intended method or methods of disposition thereof, the Company shall, as promptly as practicable, but in no event later than 60 days following receipt of the Demand Notice, prepare and cause to be filed with the SEC a Registration Statement on the appropriate form relating to resales of such Registrable Equity Securities ("EQUITY SECURITY DEMAND Registration") and shall use its reasonable best efforts to cause the Equity Security Demand Registration to become effective within 90 days following the date on which it receives the Demand Notice (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations). The obligations of the Company under this Section 2.1(a) are subject to the provisions of Section 2.(b) hereof.

                  (b) Conditions on Requirement to Effect Equity Security Demand Registration.


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                  The obligations of the Company set forth in Section 2.1(a) are subject to each of the following limitations, conditions and qualifications:

                        (i) The Company shall not be required to take any action to effect an Equity Security Demand Registration unless the anticipated aggregate offering price of the Registrable Equity Securities to be offered and sold pursuant to such registration is at least $100,000,000 (or, if the anticipated aggregates offering price for all Registrable Equity Securities owned by the Trust at the time such demand is made is less than $100,000,000, such lesser amount).

                        (ii) The Company shall not be required to take any action to effect an Equity Security Demand Registration pursuant to
      Section 2.1(a) more than once in any nine month period or at such time when the Trust is not permitted to sell shares in accordance with Section
      2.8 hereof.

                        (iii) The Company shall be entitled to postpone, for a reasonable period of time (which shall be as short as practicable), during no more than two periods aggregating not more than 90 days in any twelve-month period, the filing or effectiveness of, or suspend the right of the Trust to make sales pursuant to, any Registration Statement otherwise required to be prepared, filed and made and kept effective by it under the registration covenants described in Section 2.1 or 2.2 hereof, in the event that (i) (A) an event has occurred or a circumstance exists as a result of which such Registration Statement, any related Prospectus or any document incorporated therein by reference as then amended or supplemented or proposed to be filed would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in which case the Company will be obligated to file an appropriate amendment to the Registration Statement as contemplated in Section 2.3(k) hereof at such time as required by this paragraph), and (B) either (x) the Company has determined in its good faith judgment that the disclosure of the event or circumstance at that time would materially and adversely affect, interfere with or hinder the success of any financing, acquisition, merger or similar transaction involving the Company or (y) after consultation with the Trust concerning the matter, the Company has reasonably determined that the disclosure would otherwise have a material adverse effect on the business, operations or prospects of the Company or (ii) the Company shall have received a notice issued by the SEC of a stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. If the Company shall so postpone the filing or effectiveness of, or suspend the rights of the Trust to make sales pursuant to, a Registration Statement it shall promptly notify the Trust in writing of such determination (a "SUSPENSION NOTICE"). The Suspension Notice shall contain a statement of the reasons for such suspension and an approximation of the anticipated delay. Upon receipt of such Suspension Notice, to the extent applicable, the Trust will forthwith discontinue disposition of Registrable Equity Securities pursuant to the Registration Statement until (i) the Trust has received copies of the supplemented or amended Prospectus contemplated by Sections 2.3(b) and (k) hereof, or (ii) the Trust is advised in writing by the Company that the use of the Prospectus may be resumed, and has received



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      copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the "RECOMMENCEMENT DATE"). The time period provided in Section 2.3(a) hereof for which the Company is required to maintain the effectiveness of any Registration Statement shall be extended by the aggregate number of days by which sales of securities pursuant to any Registration Statement that has been declared effective has been delayed, postponed or suspended by the Company pursuant to this
      Section 2.1(b) (iii).

                        (iv) If the Company receives a request for a Equity Security Demand Registration during a "lock-up" period (the "LOCK-UP PERIOD") agreed to by the Trust pursuant to Section 2.8 of this Agreement pursuant to or in connection with any underwriting or purchase agreement relating to an offering under Rule 144A under the Securities Act (or any successor rule or regulation, as the same may be amended or in effect from time to time) or a registered public offering of Common Stock or securities convertible into or exchangeable for Common Stock, the Company shall not be required to file a Registration Statement under Section 2.1 of this Agreement prior to the end of the Lock-Up Period.

                        (v) The Company's obligations shall be subject to the obligations of the Trust to furnish all information and materials and to take any and all actions as may be required of it under Federal and state securities laws and regulations to permit the Company to comply with all applicable requirements of the SEC and to obtain any acceleration of the effective date of such Registration Statement. Without limiting the generality of the forgoing, the Trust shall furnish to the Company in writing, promptly after receipt of a request therefore, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Securities Act for use in connection with any Registration Statement or Prospectus or preliminary Prospectus included therein. The Trust agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by the Trust not materially misleading.

                        (vi) The Company shall not be obligated to cause any special audit to be undertaken in connection with any Registration Statement pursuant to this Agreement.

         (c) Underwriting. The managing underwriter for any underwritten offering of Registrable Equity Securities pursuant to an Equity Securities Demand Registration under his Section 2.1 shall be selected by the Company and shall be reasonably acceptable to the Trust, and the co-managing underwriter shall be selected by the Trust and shall be reasonably acceptable to the Company.

         2.2      Piggyback Registration.

         (a) If the Company at any time proposes to file on its behalf and/or on behalf of any of its holders of equity securities other than the Trust (collectively, the "DEMANDING OTHER EQUITY SECURITY HOLDERS") a Registration Statement under the Securities Act on any form (other than a Registration Statement on Form S-4 or S-8, or any successor form, for securities to be

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offered in a transaction of the type referred to in Rule 145 under the
Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively, which may be used for the registration of shares of Common Stock, it will give written notice of such proposed filing to the Trust at least 20 Business Days before the initial filing with the SEC of such Registration Statement (the "PIGGYBACK NOTICE"), which Piggyback Notice shall set forth the number of securities proposed to be offered and a description of the intended method of disposition of such securities. The Piggyback Notice shall offer to include in such filing such number of Registrable Equity Securities as the Trust may request. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Trust as part of the Piggyback Notice. In such event, the right of the Trust to include its Registrable Equity Securities in the registration shall be conditioned upon the Trust entering into an underwriting agreement in customary form, which shall be the same for all selling shareholders, with the managing underwriter selected for such underwriting by the Company.

         (b) The Trust shall advise the Company in writing within 10 Business Days after the date of receipt of the Piggyback Notice from the Company, of its election to accept the Company's offer to include its Registrable Equity Securities in the Registration Statement to be filed by the Company pursuant to Section 2.2(a), setting forth the amount of such Registrable Equity Securities for which registration is requested. The Company shall thereupon include in such filing the number of Registrable Equity Securities for which registration is so requested; provided, however, that, (i) if the managing underwriter of a proposed underwritten offering shall advise the Company in writing that, in its opinion, the distribution of the Registrable Equity Securities requested to be included in the registration concurrently with the securities being registered by the Company or a Demanding Other Equity Security Holder would adversely affect the distribution by the Company of the shares of Common Stock of the Company or such Other Demanding Equity Security Holder, then the Company and its underwriters shall be entitled to reduce the number of Registrable Equity Securities to be registered by the Trust; and provided, further, however, that, if after such reduction any shares of Common Stock are to be included in such Registration Statement on behalf of Demanding Other Equity Security Holders, the number of Registrable Equity Securities to be included in such Registration Statement on behalf of the Trust shall be no less than the Trust Pro Rata Share of all securities to be included in such Registration Statement on behalf of all selling shareholders, and (ii) in connection with piggyback rights in a secondary offering by a selling Demanding Other Equity Security Holder, the number of Registrable Equity Securities to be included in such Registration Statement on behalf of the Trust shall be no less than the Trust Pro Rata Share of all securities to be included in such Registration Statement.

         (c) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not the Trust has elected to include securities in such registration.

         2.3 Registration Procedures. If the Company is required by the provisions of Article II to effect the registration of any Registrable Equity Securities under the Securities Act, the Company will, as promptly as practicable:

         (a) prepare and file in accordance with this Article II with the SEC a Registration Statement with respect to such securities and use it reasonable best efforts to cause such Registration Statement to become and remain effective for at least one hundred and eighty (180) days or until the distribution described in the Registration Statement has been completed;

         (b) prepare and file with the SEC such amendments (including post-effective amendments) to such Registration Statement, and such supplements to the related prospectus, as may be required by the applicable rules, regulations or instructions under the Securities Act during the applicable period in accordance with the intended methods of disposition specified by the Trust, (ii) make generally available earnings statements satisfying the provisions of Section 11(a) of the Securities Act (provided that the Company shall be deemed to have complied with this clause if it has complied with Rule 158 under the Securities Act) and (iii) cause the related prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

         (c) notify the Trust promptly and, if requested, confirm such notice in writing (i) when a prospectus, prospectus supplement or post-effective amendment has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to such Registration Statement or the related Prospectus or for additional information regarding the Trust or any Other Stockholder whose shares are registered pursuant to such Registration Statement, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for the purpose, and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Equity Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

         (d) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Equity Securities for sale in any jurisdiction in the United States;

         (e) furnish to the Trust, counsel for the Trust and each managing underwriter, if any, without charge, such number of copies of the Registration Statement as initially filed with the SEC and of each pre-effective and post-effective amendment or supplement thereto (in each case including at least one copy of all exhibits thereto and all documents incorporated by reference therein) and of the Prospectus included therein, including the preliminary Prospectus and any summary Prospectus, and any other Prospectus filed under Rule 424 under the Securities Act in connection with the disposition of any Registrable Equity Securities covered by such Registration Statement, and such other documents as the Trust may reasonably request;

         (f) use its reasonable best efforts to register or qualify the Registrable Equity Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as the Trust may reasonably request (provided, however, that the

Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process to effect such registration), and do such other reasonable acts and things as may be required of it to enable the Trust to consummate the disposition in such jurisdiction of the Registrable Equity Securities covered by such Registration Statement;

         (g) in the event of any underwritten public offering, use its reasonable best efforts to furnish, at the request of the Trust, on the date that such Registrable Equity Securities are delivered to the underwriters for sale pursuant to such registration, (1) an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters and covering matters of the type customarily covered in such legal opinions; (2) a comfort letter dated such date, and updates thereof, from the independent certified public accountants who have issued an audit report on the Company's financial statements included or incorporated by reference in the Registration Statement, addressed to the underwriters and covering matters of the type customarily covered by such comfort letters and as the underwriters shall reasonably request and (3) if requested and if an underwriting agreement is entered into, indemnification of the underwriters pursuant to provisions and procedures reasonably requested by the underwriters; the procedures referred to in this paragraph shall be followed at each closing under such underwriting or similar agreement, as and to the extent required thereunder;

         (h) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Equity Securities;

         (i) cooperate with the Trust, the underwriters participating in the offering and their counsel in any due diligence investigation reasonably requested by the Trust or the underwriters in connection therewith, and participate, to the extent reasonably requested by the managing underwriter for the offering or the Trust, in efforts to sell the Registrable Equity Securities in the offering (including, without limitation, participating in "roadshow" meetings with prospective investors) that would be customary for underwritten primary offerings of a comparable amount of equity securities by the Company;

         (j) use its reasonable best efforts to cause the Registrable Equity Securities covered by a Registration Statement to be listed on each national securities exchange or Nasdaq, as applicable, on which the Company's equity securities are then listed at the time of the sale of such Registrable Equity Securities pursuant to such Registration Statement;

         (k) notify the Trust, at any time when a Prospectus is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, such Prospectus (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (including in a document incorporated by reference therein), in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or post-effective amendment to such Registration Statement or the related prospectus or a supplement or amendment to any document incorporated or deemed to be incorporated therein by reference, and file with the SEC any other required document so that, as thereafter delivered to the purchasers of such Registrable Equity Securities, such Prospectus shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

         (l) on or before the effective date of such Registration Statement, provide the transfer agent of the Company for the Registrable Equity Securities with printed certificates for the Registrable Equity Securities by such Registration Statement, which are in a form eligible for deposit with The Depository Trust Company.

         2.4 Expenses. All expenses incurred in complying with Article II, including, without limitation, all SEC or stock exchange registration or filing fees (including all expenses incident to filing with the NASD), stock exchange listing fees, Nasdaq quotation fees, printing expenses (including all expenses of printing certificates for Registrable Equity Securities and of printing prospectuses if the printing of prospectuses is requested by the Trust or the managing underwriter, if any), fees and disbursements of counsel for the Company, the reasonable fees and expenses of one counsel for the Trust and all other selling security holders (selected by those holding a majority of the Registrable Equity Securities being registered), fees of the Company's independent public accountants and the expenses of any special audit work incident to or required for any such registration (including expenses of any "cold comfort" letters required in connection with this Article II), but subject to Section 2.1(b)(vi) hereof, the expenses of complying with the securities or blue sky laws of any jurisdiction and fees and disbursements of underwriters customarily paid by the issuers or sellers of securities (including reasonable fees of counsel to the underwriters), shall be paid by the Company except that any discounts, commissions or brokers' fees or fees of similar securities industries professionals and transfer taxes relating to the disposition of the Registrable Equity Securities will be payable by the Trust (or other securityholders participating in such registered offering) and the Company will have no obligation to pay any such amounts.

         2.5      Indemnification and Contribution.

         (a) In the event of any registration of any Registrable Equity Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the Trust, the Trust's Affiliates, trustees, officers and agents, and each other Person (including each underwriter) who participated in the offering of such Registrable Equity Securities and each other Person, if any, who controls the Trust or such participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Trust or any such Affiliate, trustee, officer, agent or participating person or controlling person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Equity Securities were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Trust or such Affiliate, director, officer, agent or participating person or controlling person for any legal or any other expenses reasonably incurred by the Trust or such Affiliate, director, officer, agent or participating person or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any actual or alleged untrue statement or actual or alleged omission made in such Registration Statement, preliminary Prospectus, Prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Trust specifically for use therein or (in the case of any registration pursuant to Section 2.1) so furnished for such purposes by any underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Trust or such Affiliate, director, officer, agent or participating person or controlling person, and shall survive the transfer of such Registrable Equity Securities by the Trust.

         (b) The Trust, by acceptance hereof, agrees to indemnify and hold harmless the Company, its directors and officers and each other person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which Registrable Equity Securities were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if in any such case such statement or alleged statement or omission or alleged omission was made in reliance on and in conformity with information in writing provided to the Company by the Trust specifically for use in such Registration Statement, preliminary Prospectus or final Prospectus or any amendment or supplement thereto. Notwithstanding the provisions of this paragraph (b) or paragraph (c) below, the Trust shall not be required to indemnify any person pursuant to this Section 2.5 nor to contribute pursuant to paragraph (c) below in an amount in excess of the amount of the aggregate net proceeds received by the Trust in connection with any such registration under the Securities Act.

         (c) If the indemnification provided for in this Section 2.5 from the Indemnifying Party (as defined in Section 2.5(e) hereof) is unavailable to an Indemnified Party (as defined in Section 2.5(e) hereof) hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.5(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 2.5, the Indemnifying Party shall indemnify the Indemnified Party to the full extent provided in Section 2.5(a) or 2.5(b) hereof, as applicable, without regard to the relative fault of the Indemnifying Party or the Indemnified Party or any other equitable consideration provided for in this
Section 2.5(c).

         (d)      The indemnification and contribution required by this Section
2.5 shall be made by periodic payment of the amount thereof during the course of the investigation or defense, as and when bills are received or expenses are incurred.

         (e) The party seeking indemnification pursuant to this Section 2.5 is referred to as the "INDEMNIFIED PARTY" and the party from whom indemnification is sought under this Section 2.5 is referred to as the "INDEMNIFYING Party." The Indemnified Party shall give prompt written notice to the Indemnifying Party of the commencement of any action or proceeding involving a matter referred to in Section 2.5(a) or 2.5(b) (an "ACTION"), if an indemnification claim in respect thereof is to be made against the Indemnifying Party; provided, however, that the failure to give such prompt notice shall not relieve the Indemnifying Party of its indemnity obligations hereunder with respect to such Action, except to the extent that the Indemnifying Party is materially prejudiced by such failure. The Indemnifying Party shall be entitled to participate in and to assume the defense of such Action, with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party; provided, however, that (i) the Indemnifying Party, within a reasonable period of time after the giving of notice of such indemnification claim by the Indemnified Party, (x) notifies the Indemnified Party of its intention to assume such defense and (y) appoints such counsel, and (ii) the Indemnifying Party may not, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement unless (A) there is as part thereof no finding or admission of any violation of any rights of any person and no effect adverse to the Indemnified Party on any other claims that may be made against the Indemnified Party, (B) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party and (C) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder. If the Indemnifying Party so assumes the defense of any such Action, (A) the Indemnifying Party shall pay all costs associated with, any damages awarded in, and all expenses arising from the defense or settlement of such Action, and (B) the Indemnified Party shall have the right to employ separate counsel and to participate in (but not control) the defense, compromise or settlement of such Action, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party except that if (x) the Indemnified Party has been advised by its counsel that there are likely to be one or more defenses available to it which are different from or additional to those available to the Indemnifying Party, or (z) such counsel has been selected by the Indemnified Party solely due to a conflict of interest which exists between counsel selected by the Indemnifying Party and the Indemnified Party, the Indemnifying Party shall pay in any such case that portion of the reasonable fees and expenses of one separate counsel per Action for an Indemnified Party (or Indemnified Parties in the aggregate, as the case may be), that are reasonably related to matters covered by the indemnity provided in this
Section 2.5. If the Indemnifying Party does not so assume the defense of such Action, the Indemnified Party shall be entitled to exercise control of the defense, compromise or settlement of such Action. No Indemnified Party shall settle or compromise any Action for which it is entitled to indemnification under this Agreement without the prior written consent of the Indemnifying Party (which consent may not be unreasonably withheld or delayed). The other party shall cooperate with the party assuming the defense, compromise or settlement of any Action in accordance with this Agreement in any manner that such party reasonably may request and the party assuming the defense, compromise or settlement of any Action shall keep the other party fully informed in the defense of such Action.

         2.6 Rule 144. So long as the Company has securities registered under the Exchange Act, it shall take all actions reasonably necessary to enable the Trust to sell Registrable Equity Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144, including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed by the Exchange Act.

         2.7 Duration of Equity Registration Rights. The rights and obligations provided for under this Article II (except for the indemnification and contribution obligations in Section 2.5) shall terminate on the date which is the earlier of (i) the date on which the Trust (or, in the case of a permitted transferee of the Trust's rights under this Article II, such transferee), in the reasonable opinion of the Trust and the Company, may sell pursuant to Rule 144(k) any and all of the Registrable Equity Securities owned by it and (ii) such time as the Trust (and, in the case of any permitted transferee or transferees of the Trust's rights under this Article II, all such permitted transferees) no longer own any Registrable Equity Securities.

         2.8 "Market Stand-Off" Agreement. The Trust hereby agrees that during the 90-day period following the effective date of a Registration Statement of the Company filed under the Securities Act relating to the sale of Common Stock or any other equity security of the Company for the benefit of the Company (provided that a 180-day period shall apply in the case of a Registration Statement related to the first registered public offering of equity by the Company after the Effective Date, other than such an offering that is registered on Form S-4 or S-8 or any similar form), it shall not, directly or indirectly, to the extent reasonably requested by the Company and any underwriter, sell, pledge, transfer, loan, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock held by it an any time during such period except Common Stock included in such registration; provided, that all executive officers and directors of the Company shall enter into written agreements in a form satisfactory to the Company and applicable underwriter, to be similarly bound; and provided further, however, that the market stand-off agreement contemplated by this Section 2.8 shall not apply to any Registrable Equity Securities in respect of which the Trust is entitled to and has exercised its demand registration rights under Section 2.1 hereof (unless and until the Registration Statement required thereby has been declared effective and such securities have not been sold pursuant thereto during the effective period thereof). In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Equity Securities of the Trust (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

         2.9 Transfer of Registration Rights. The rights of the Trust under this Article II may be transferred by the Trust to a transferee of Registrable Equity Securities, and by such a transferee to a subsequent transferee of Registrable Equity Securities, but only where the transfer is not made pursuant to an effective Registration Statement or Rule 144 and only to such a transferee, provided that the transferee agrees in a writing executed by such transferee to assume the applicable obligations of the Trust under this Article II.

         2.10 Granting of Additional Registration Rights. The Company shall not, without the Trust's prior written consent, grant to any third party piggyback registration rights with respect to an Equity Security Demand Registration.

                                  ARTICLE III

                            DEBT REGISTRATION RIGHTS

         3.1      Debt Security Demand Registration.

         (a) Request for Debt Security Demand Registration. If at any time after the Effective Date, the Company receives a written request (a "DEBT SECURITY DEMAND NOTICE") from the Trust requesting that the Company effect a registration under the Securities Act of Registrable Debt Securities and specifying the intended method or methods of disposition thereof, the Company shall, as promptly as practicable, but in no event later than 60 days following receipt of the Debt Demand Notice, prepare and cause to be filed with the SEC a Registration Statement on the appropriate form relating to resales of such Registrable Debt Securities ("DEBT SECURITY DEMAND REGISTRATION") and shall use its reasonable best efforts to cause the Debt Security Demand Registration to become effective within 90 days following the date on which it receives the Debt Demand Notice (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations). The obligations of the Company under this Section 3.1(a) are subject to the provisions of Section 3.2(b) hereof.

         (b) Conditions on Requirement to Effect Debt Security Demand Registration.

                  The obligations of the Company set forth in Section 3.1(a) are subject to each of the following limitations, conditions and qualifications:

                        (i) The Company shall not be required to take any action to effect a Debt Security Demand Registration unless the anticipated aggregate offering price of the Registrable Debt Securities to be offered and sold pursuant to such registration is at least $100,000,000 (or, if the anticipated aggregate offering price for all Registrable Debt Securities owned by the Trust at the time such demand is made is less than $100,000,000, such lesser amount).

                        (ii) The Company shall not be required to take any action to effect a Debt Security Demand Registration pursuant to Section 3.1(a) more than once in any nine month period or at such time when the Trust is not permitted to sell debt securities in accordance with Section
      3.8 hereof.

The Company shall be entitled to postpone, for a reasonable period of time (which shall be as short as practicable), during no more than two periods aggregating not more than 90 days in any twelve-month period, the filing or effectiveness of, or suspend the right of the Trust to make sales pursuant to, any Registration Statement otherwise required to be prepared, filed and made and kept effective by it under the registration covenants described in Section 3.1 or 3.2 hereof, in the event that (i) (A) an event has occurred or a circumstance exists as a result of which such Registration Statement, any related Prospectus or any document incorporated therein by reference as then amended or supplemented or proposed to be filed would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in which case the Company will be obligated to file an appropriate amendment to the Registration Statement as contemplated in Section 2.3(k) hereof at such time as required by this paragraph), and (B) either (x) the Company has determined in its good faith judgment that the disclosure of the event or circumstance at that time would materially and adversely affect, interfere with or hinder the success of any financing, acquisition, merger or similar transaction involving the Company or
(y) after consultation with the Trust concerning the matter, the Company has reasonably determined that the disclosure would otherwise have a material adverse effect on the business, operations or prospects of the Company or (ii) the Company shall have received a notice issued by the SEC of a stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. If the Company shall so postpone the filing or effectiveness of, or suspend the rights of the Trust to make sales pursuant to, a Registration Statement it shall promptly notify the Trust in writing of such determination (a "DEBT OFFERING SUSPENSION NOTICE"). The Debt Offering Suspension Notice shall contain a statement of the reasons for such suspension and an approximation of the anticipated delay. Upon receipt of such Debt Offering Suspension Notice, to the extent applicable, the Trust will forthwith discontinue disposition of Registrable Debt Securities pursuant to the Registration Statement until (i) the Trust has received copies of the supplemented or amended Prospectus contemplated by Section 3.3(b) hereof, or
(ii) the Trust is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the "DEBT OFFERING RECOMMENCEMENT DATE"). The time period provided in
Section 3.3(a) hereof for which the Company is required to maintain the effectiveness of any Registration Statement shall be extended by the aggregate number of days by which sales of securities pursuant to any Registration Statement that has been declared effective has been delayed, postponed or suspended by the Company pursuant to this Section 3.1(b) (iii).

                        (iii) If the Company receives a request for a Debt Security Demand Registration during a "lock-up" period (the "DEBT OFFERING LOCK-UP PERIOD") agreed to by the Trust pursuant to Section 3.8 hereof pursuant to or in connection with any underwriting or purchase agreement relating to an offering under Rule 144A under the Securities Act (or any successor rule or regulation, as the same may be amended or in effect from time to time) or a registered public offering of debt securities of the Company, the Company shall not be required to file a Registration Statement under Section 3.1 of this Agreement prior to the end of the Debt Offering Lock-Up Period.

                        (iv) The Company's obligations shall be subject to the obligations of the Trust to furnish all information and materials and to take any and all actions as may be required of it under Federal and state securities laws and regulations to permit the Company to comply with all applicable requirements of the SEC and to obtain any acceleration of the effective date of such Registration Statement. Without limiting the generality of the forgoing, the Trust shall furnish to the Company in writing, promptly after receipt of a request therefore, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Securities Act for use in connection with any Registration Statement or Prospectus or preliminary Prospectus included therein. The Trust agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by the Trust not materially misleading.

                        (v) The Company shall not be obligated to cause any special audit to be undertaken in connection with any Registration Statement pursuant to this Agreement.

         (c) Underwriting. The managing underwriter for any underwritten offering of Registrable Debt Securities pursuant to an Debt Securities Demand Registration under his Section 3.1 shall be selected by the Company and shall be reasonably acceptable to the Trust, and the co-managing underwriter shall be selected by the Trust and shall be reasonably acceptable to the Company.

         3.2 Shelf Registration. At such time as the Company is eligible to register the Trust's Registrable Debt Securities on a Registration Statement on Form S-3, upon written request from the Trust, the Company shall file a Registration Statement pursuant to Rule 415 under the Securities Act (the "SHELF REGISTRATION STATEMENT").

         3.3 Registration Procedures. If the Company is required by the provisions of Article III to effect the registration of any Registrable Debt Securities under the Securities Act, the Company will, as promptly as practicable:

         (a) prepare and file in accordance with this Article III with the SEC a Registration Statement with respect to such securities and use its reasonable best efforts to cause such Registration Statement to become and remain effective for at least one hundred and eighty (180) days (or in the case of a Shelf Registration Statement, for two years) or until the distribution described in the Registration Statement has been completed;

         (b) prepare and file with the SEC such amendments (including post-effective amendments) to such Registration Statement, and such supplements to the related prospectus, as may be required by the applicable rules, regulations or instructions under the Securities Act during the applicable period in accordance with the intended methods of disposition specified by the Trust, (ii) make generally available earnings statements satisfying the provisions of Section 11(a) of the Securities Act (provided that the Company shall be deemed to have complied with this clause if it has complied with Rule 158 under the Securities Act) and (iii) cause the related prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

         (c) notify the Trust promptly and, if requested, confirm such notice in writing (i) when a prospectus, prospectus supplement or post-effective amendment has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to such Registration Statement or the related Prospectus or for additional information regarding the Trust or any other securityholder whose securities are registered pursuant to such Registration Statement, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for the purpose, and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Debt Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

         (d) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Debt Securities for sale in any jurisdiction in the United States;

         (e) furnish to the Trust, counsel for the Trust and each managing underwriter, if any, without charge, such number of copies of the Registration Statement as initially filed with the SEC and of each pre-effective and post-effective amendment or supplement thereto (in each case including at least one copy of all exhibits thereto and all documents incorporated by reference therein) and of the Prospectus included therein, including the preliminary Prospectus and any summary Prospectus, and any other Prospectus filed under Rule 424 under the Securities Act in connection with the disposition of any Registrable Debt Securities covered by such Registration Statement, and such other documents as the Trust may reasonably request;

         (f) use its reasonable best efforts to register or qualify the Registrable Debt Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as the Trust may reasonably request (provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process to effect such registration), and do such other reasonable acts and things as may be required of it to enable the Trust to consummate the disposition in such jurisdiction of the Registrable Debt Securities covered by such Registration Statement;

         (g) in the event of any underwritten public offering, use its reasonable best efforts to furnish, at the request of the Trust, on the date that such Registrable Debt Securities are delivered to the underwriters for sale pursuant to such registration, (1) an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters and covering matters of the type customarily covered in such legal opinions; (2) a comfort letter dated such date, and updates thereof, from the independent certified public accountants who have issued an audit report on the Company's financial statements included or incorporated by reference in the Registration Statement, addressed to the underwriters and covering matters of the type customarily covered by such comfort letters and as the underwriters shall reasonably request and (3) if requested and if an underwriting agreement is entered into, indemnification of the underwriters pursuant to provisions and procedures reasonably requested by the underwriters; the procedures referred to in this paragraph shall be followed at each closing under such underwriting or similar agreement, as and to the extent required thereunder;

         (h) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Debt Securities;

         (i) cooperate with the Trust, the underwriters participating in the offering and their counsel in any due diligence investigation reasonably requested by the Trust or the underwriters in connection therewith, and participate, to the extent reasonably requested by the managing underwriter for the offering or the Trust, in efforts to sell the Registrable Debt Securities in the offering (including, without limitation, participating in "roadshow" meetings with prospective investors) that would be customary for underwritten primary offerings of a comparable amount of debt securities by the Company;

         (j) use its reasonable best efforts to cause the Registrable Debt Securities covered by a Registration Statement to be listed on each national securities exchange on which the Company's debt securities are then listed at the time of the sale of such Registrable Debt Securities pursuant to such Registration Statement;

         (k) notify the Trust, at any time when a Prospectus is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, such Prospectus (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (including in a document incorporated by reference therein), in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or post-effective amendment to such Registration Statement or the related prospectus or a supplement or amendment to any document incorporated or deemed to be incorporated therein by reference, and file with the SEC any other required document so that, as thereafter delivered to the purchasers of such Registrable Debt Securities, such Prospectus shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (l) on or before the effective date of such Registration Statement, provide the transfer agent of the Company for the Registrable Debt Securities with printed certificates for the Registrable Debt Securities by such Registration Statement, which are in a form eligible for deposit with The Depository Trust Company; and

         (m) to the extent necessary, qualify the indenture under which the Registrable Debt Securities were issued under the Trust Indenture Act of 1939, as amended.

         3.4 Expenses. All expenses incurred in complying with Article III, including, without limitation, all SEC or stock exchange registration or filing fees (including all expenses incident to filing with the NASD), stock exchange listing fees, Nasdaq quotation fees, printing expenses (including all expenses of printing certificates for Registrable Debt Securities and of printing prospectuses if the printing of prospectuses is requested by the Trust or the managing underwriter, if any), fees and disbursements of counsel for the Company, the reasonable fees and expenses of one counsel for the Trust and all other selling security holders (selected by those holding a majority of the Registrable Debt Securities being registered), fees of the Company's independent public accountants and the expenses of any special audit work incident to or required for any such registration (including expenses of any "cold comfort" letters required in connection with this Article III), but subject to Section 3.1(b)(vi) hereof, the expenses of complying with the securities or blue sky laws of any jurisdiction and fees and disbursements of underwriters customarily paid by the issuers or sellers of securities (including reasonable fees of counsel to the underwriters), shall be paid by the Company except that any discounts, commissions or brokers' fees or fees of similar securities industries professionals and transfer taxes relating to the disposition of the Registrable Debt Securities will be payable by the Trust (or other securityholders participating in such registered offering) and the Company will have no obligation to pay any such amounts.

         3.5      Indemnification and Contribution.

         (a) In the event of any registration of any Registrable Debt Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the Trust, the Trust's Affiliates, trustees, officers and agents, and each other Person (including each underwriter) who participated in the offering of such Registrable Debt Securities and each other Person, if any, who controls the Trust or such participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Trust or any such Affiliate, trustee, officer, agent or participating person or controlling person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Debt Securities were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Trust or such Affiliate, director, officer, agent or participating person or controlling person for any legal or any other expenses reasonably incurred by the Trust or such Affiliate, director, officer, agent or participating person or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any actual or alleged untrue statement or actual or alleged omission made in such Registration Statement, preliminary Prospectus, Prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Trust specifically for use therein or (in the case of any registration pursuant to Section 3.1) so furnished for such purposes by any underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Trust or such Affiliate, director, officer, agent or participating person or controlling person, and shall survive the transfer of such Registrable Debt Securities by the Trust.

         (b) The Trust, by acceptance hereof, agrees to indemnify and hold harmless the Company, its directors and officers and each other person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which Registrable Debt Securities were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if in any such case such statement or alleged statement or omission or alleged omission was made in reliance on and in conformity with information in writing provided to the Company by the Trust specifically for use in such Registration Statement, preliminary Prospectus or final Prospectus or any amendment or supplement thereto. Notwithstanding the provisions of this paragraph (b) or paragraph (c) below, the Trust shall not be required to indemnify any person pursuant to this Section 3.5 nor to contribute pursuant to paragraph (c) below in an amount in excess of the amount of the aggregate net proceeds received by the Trust in connection with any such registration under the Securities Act.

         (c) If the indemnification provided for in this Section 3.5 from an Indemnifying Party (as defined in Section 3.5(e) hereof) is unavailable hereunder to an Indemnified Party (as defined in Section 3.5(e) hereof) in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified

Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.5(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 3.5, the Indemnifying Party shall indemnify the Indemnified Party to the full extent provided in Section 3.5(a) or 3.5(b) hereof, as applicable, without regard to the relative fault of the Indemnifying Party or the Indemnified Party or any other equitable consideration provided for in this
Section 3.5(c).

         (d)      The indemnification and contribution required by this Section
3.5 shall be made by periodic payment of the amount thereof during the course of the investigation or defense, as and when bills are received or expenses are incurred.

         (e) The party seeking indemnification pursuant to this Section 3.5 is referred to in this Section 3.5 as the "INDEMNIFIED PARTY" and the party from whom indemnification is sought under this Section 3.5 is referred to as the "INDEMNIFYING PARTY." The Indemnified Party shall give prompt written notice to the Indemnifying Party of the commencement of any action or proceeding involving a matter referred to in Section 3.5(a) or 3.5(b) (an "Action"), if an indemnification claim in respect thereof is to be made against the Indemnifying Party; provided, however, that the failure to give such prompt notice shall not relieve the Indemnifying Party of its indemnity obligations hereunder with respect to such Action, except to the extent that the Indemnifying Party is materially prejudiced by such failure. The Indemnifying Party shall be entitled to participate in and to assume the defense of such Action, with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party; provided, however, that (i) the Indemnifying Party, within a reasonable period of time after the giving of notice of such indemnification claim by the Indemnified Party, (x) notifies the Indemnified Party of its intention to assume such defense and (y) appoints such counsel, and (ii) the Indemnifying Party may not, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement unless (A) there is as part thereof no finding or admission of any violation of any rights of any person and no effect adverse to the Indemnified Party on any other claims that may be made against the Indemnified Party, (B) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party and (C) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder. If the Indemnifying Party so assumes the defense of any such Action, (A) the Indemnifying Party shall pay all costs associated with, any damages awarded in, and all expenses arising from the defense or settlement of such Action, and (B) the Indemnified Party shall have the right to employ separate counsel and to participate in (but not control) the defense, compromise or settlement of such Action, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party except that if (x) the Indemnified Party has been advised by its counsel that there are likely to be one or more defenses available to it which are different from or additional to those available to the Indemnifying Party, or (z) such counsel has been selected by the Indemnified Party solely due to a conflict of interest which exists between counsel selected by the Indemnifying Party and the Indemnified Party, the Indemnifying Party shall pay in any such case that portion of the reasonable fees and expenses of one separate counsel per Action for an Indemnified Party (or Indemnified Parties in the aggregate, as the case may be), that are reasonably related to matters covered by the indemnity provided in this
Section 3.5. If the Indemnifying Party does not so assume the defense of such Action, the Indemnified Party shall be entitled to exercise control of the defense, compromise or settlement of such Action. No Indemnified Party shall settle or compromise any Action for which it is entitled to indemnification under this Agreement without the prior written consent of the Indemnifying Party (which consent may not be unreasonably withheld or delayed). The other party shall cooperate with the party assuming the defense, compromise or settlement of any Action in accordance with this Agreement in any manner that such party reasonably may request and the party assuming the defense, compromise or settlement of any Action shall keep the other party fully informed in the defense of such Action.

         3.6 Rule 144. So long as the Company has securities registered under the Exchange Act, it shall take all actions reasonably necessary to enable the Trust to sell Registrable Debt Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144, including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed by the Exchange Act.

         3.7 Duration of Debt Registration Rights. The rights and obligations provided for under this Article III (except for the indemnification and contribution obligations in Section 3.5) shall terminate on the date which is the earlier of (i) the date on which the Trust (or, in the case of a permitted transferee of the Trust's rights under this Article III, such transferee), in the reasonable opinion of the Trust and the Company, may sell pursuant to Rule 144(k) any and all of the Registrable Debt Securities owned by it and (ii) such time as the Trust (and, in the case of any permitted transferee or transferees of the Trust's rights under this Article III, all such permitted transferees) no longer own any Registrable Debt Securities.

         3.8 "Market Stand-Off" Agreement. The Trust hereby agrees that during the 90-day period following (x) the effective date of a Registration Statement of the Company filed under the Securities Act relating to a public offering of debt securities of the Company for the benefit of the Company (but not including any Registration Statement filed in connection with a new issue of debt securities to be offered in exchange for debt securities issued under Rule 144A of the Securities Act) or (y) the date on which the Company executes a purchase agreement relating to an offering by the Company of its debt securities under Rule 144A of the Securities Act, it shall not, directly or indirectly, to the extent reasonably requested by the Company and any underwriter (or in the case of a Rule 144A offering, any initial purchaser), sell, pledge, transfer, loan, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any debt securities held by it at any time during such period except debt securities included in such registration; provided however, that the market stand-off agreement contemplated by this Section 3.8 shall not apply to any Registrable Debt Securities in respect of which the Trust is entitled to and has exercised its demand registration rights under Section 3.1 hereof (unless and until the Registration Statement required thereby has been declared effective and such securities have not been sold pursuant thereto during the effective period thereof). In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Debt Securities of the Trust (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

         3.9 Transfer of Registration Rights. The rights of the Trust under this Article III may be transferred by the Trust to a transferee of Registrable Debt Securities, and by such a transferee to a subsequent transferee of Registrable Debt Securities, but only where the transfer is not made pursuant to an effective Registration Statement or Rule 144 and only to such a transferee, provided that the transferee agrees in a writing executed by such transferee to assume the applicable obligations of the Trust under this Article III.

         3.10 Granting of Additional Registration Rights. The Company shall not, without the Trust's prior written consent, grant to any third party piggyback registration rights with respect to any Debt Security Demand Registration.

                                   ARTICLE IV

                                TAG-ALONG RIGHTS

         4.1 Restrictions on Transfer of Shares of Common Stock by the Trust. Until such time as the Trust ceases to own 20% or more of the Voting Stock, the Trust will not Transfer, in one transaction or a series of related transactions, any shares of Common Stock representing more than five percent of the outstanding shares of Common Stock (or any shares of Voting Stock entitling the holders thereof to cast more than five percent of all the votes which the holders of all outstanding shares of Voting Stock are entitled to cast in the election of directors of the Company) to any Person (a "PROPOSED PURCHASER") who, after giving effect to the transaction or series of related transactions, would Beneficially Own shares of Voting Stock entitling the holders thereof to cast more than 35% of the votes which the holders of all outstanding shares of Voting Stock are entitled to cast in the election of directors of the Company or more of such votes than the Trust is entitled to cast), and the Company shall not be required to register or give effect to any such Transfer, unless (A) such Transfer is (1) pursuant to a bona fide public distribution made under an effective Registration Statement under the Securities Act, (2) in a transaction satisfying the requirements of Regulation S under the Securities Act, or (3) in a transaction satisfying the requirements of Rule 144 under the Securities Act, other than by reason of satisfying the provisions of Rule 144(k) thereof or (4) is effected through "brokers' transactions" within the meaning of Section 4(4) of the Securities Act or a transaction with a "market maker" as defined in
Section 3(c)(38) of the Exchange Act, or (B) all Other Stockholders are afforded the opportunity to participate in the transaction or series of transactions on the same terms as the Trust, which requirement shall be deemed satisfied if the Other Stockholders are provided an opportunity to sell the shares of Voting Stock they own in accordance with the provisions of Section 4.2 below, or (C) in the case of a disposition of shares of Voting Stock by the Trust pursuant to a merger, consolidation, recapitalization or similar corporate transaction involving the Company, the material terms of the transaction have been approved by a majority of the Disinterested Directors or such vote of the holders of the shares of Common Stock of the Company is required by law, the Articles of Incorporation or the Bylaws or applicable listing standards; provided, however, that, if the transaction would result in the Trust receiving a type or amount of consideration per share in respect of its shares that is different from the Other Stockholders, the transaction has been approved by the affirmative vote of the holders of a majority of the shares of Common Stock not Beneficially Owned by the Settlement Trust (in addition to approval by any other shareholder vote required). The entry by the Settlement Trust into a prepaid variable share forward contract or other derivative contract (such as those known as TRACES or SAILS) shall not constitute a Transfer of shares for purposes of this paragraph, even if it relates to shares of Voting Stock entitling the holders thereof to cast more than five percent of all the votes which the holders of all outstanding shares of Voting Stock are entitled to cast in the election of directors of the Corporation), to the extent such contract is a legitimate hedging transaction and neither such contract nor the settlement thereof will result in a counterparty becoming the Beneficial Owner of shares of Voting Stock entitling the holders thereof to cast more than 35% of the votes which the holders of all outstanding shares of Voting Stock are entitled to cast in the election of directors of the Corporation or more of such votes than the Settlement Trust is entitled to cast).

         4.2 Offer to Other Stockholders. The terms and conditions of a Transfer by the Trust of shares of Common Stock to a Proposed Purchaser will be deemed permitted by clause (B) of the first sentence of Section 4.1 hereof if, in connection with such Transfer, the Proposed Purchaser shall have publicly undertaken to commence a tender offer in accordance with the Exchange Act and the applicable regulations thereunder, which shall be scheduled to close not later than 60 days after the Transfer of the Trust's shares (subject to any extension where required to satisfy conditions established by such tender offer), pursuant to which the Other Stockholders will have the right to tender for purchase for the same type and amount of consideration per share available to the Trust in the Transfer, at each Other Stockholder's option, a number of shares of Common Stock equal to the product of (i) the total number of the shares of Common Stock owned by the Other Stockholder and (ii) a fraction, the numerator of which shall be the number of shares of Common Stock that the Trust proposes so to Transfer to the Proposed Purchaser and the denominator of which shall be the total number of shares of Common Stock then owned by the Trust.

         4.3 Third Party Beneficiary Rights. The Other Stockholders are intended to be, and shall be, third party beneficiaries of the covenants and agreements of this Article IV, which shall inure to the benefit of the Other Stockholders, who, individually or as a class, shall be entitled to rely on and, subject to the limitations set forth herein, enforce such covenants and agreements, to the same extent as if they were a party to this Agreement. The provisions of this Article IV may not be amended in such a way as to extinguish or alter the rights of the Other Stockholders under this Article IV without the consent of Other Stockholders representing at least two-thirds of the shares of Common Stock not beneficially owned by the Trust; provided that, if any payment is to be made to any Other Stockholder for its consent, such amendment shall not be binding on any Other Stockholder who does not consent.

                                   ARTICLE V

                        CERTAIN COVENANTS OF THE COMPANY

         5.1 Approval Requirements Respecting A Shareholder Rights Plan. Until such time as the Trust ceases to own 20% or more of the Voting Stock, the Company shall not, without the prior written approval of the Trust, adopt or maintain a shareholder rights plan, "poison pill" or any similar plan (however designated) which provides some, but not all, holders of shares of Common Stock, in the event of the acquisition by any person or group of persons acting in concert of shares of Voting Stock constituting more than a specified level of ownership of the Corporation and with or without additional conditions or exceptions (an "ACQUIRING PERSON"), the right to acquire securities of the Company or of any successor company, or of any controlling person thereof, on more favorable terms than available to the Acquiring Person, or which is otherwise designed to, or has the effect of, similarly making acquisition of additional shares of the Company's Voting Stock by an Acquiring Person more difficult or expensive than would be the case in the absence of such shareholder rights or similar plan by providing to other shareholders any right or benefit which the Acquiring Person is not accorded.

                                   ARTICLE VI

               VOTING AGREEMENT AND RELATED COVENANTS OF THE TRUST

         6.1 Independent Directors. Until the earlier of (i) the tenth anniversary of the Effective Date and (ii) such time as the Trust ceases to Beneficially Own 20% or more of the Voting Stock, the Trust shall not, in connection with any election of directors of the Company, knowingly nominate for election or vote, or cause to be voted, any shares of Voting Stock Beneficially Owned by the Trust or which the Trust has the power to vote (whether shares now owned or hereafter acquired by the Trust) in favor of the election as a director of an individual, if, to the best knowledge of the Trust, by reason of such individual's election, a majority of the members of the Board of Directors of the Company would cease to be Independent Directors. The foregoing provisions of this section shall not prevent the Trust from withholding its vote from any nominee for election as a director or voting in favor of the removal of any director, even if, as a result of such individual's election or removal, a majority of the members of the Board of Directors would cease to be Independent

Directors; provided, however, that the Trust, in good faith, shall not engage in a pattern of removal of directors so as knowingly to cause the composition of the Board of Directors to fail on an on-going basis to include a majority of Independent Directors. The Trust may conclusively rely on the determination of the Board of Directors as to whether or not any individual is an Independent Director but shall not be bound by the determination of the Board of Directors with respect thereto.

         6.2 Approval of New Long-term Incentive Plan. The Trust shall vote any shares of Voting Stock Beneficially Owned by the Trust so that the New Long-Term Incentive Plan is authorized, approved and/or ratified by the shareholders of the Company as may from time to time be required by any legal regulation or listing standard or to satisfy any tax requirement; provided, however, that such vote is sought not later than December 31, 2006.

         6.3 Certain Director Elections. In connection with the election of directors of the Company at the annual meeting of shareholders of the Company first held in 2008, the Trust shall vote any shares of Voting Stock Beneficially Owned by the Trust in favor of the re-election of the two initial directors of the Company as of the Effective Date identified on Schedule 6.3 hereto (or in each case his successors if he has not served his full initial term of office), if such individual is nominated (whether by the Board or any shareholder if the Board shall not have nominated such individual) for election as a director and such individual is available and willing to serve as such, or, in the case of either of such individuals, if he is not nominated for re-election (by the Board or any shareholder) or is not available or willing to serve as a director, for the nominee of the Board of Directors nominated in accordance with the provisions of Section 4B of Article II of the Bylaws. In addition, in the event a director is to be elected by the shareholders to fill a vacancy in the position on the Board of Directors filled by such individual, or his successor, occurring before the first annual meeting of shareholders held in 2009, the Trust shall likewise vote any shares of Voting Stock Beneficially Owned by the Trust in favor of the election of the individual nominated by the Board to fill such vacancy in accordance with Section 4B of Article II of the Bylaws.

         6.4 Third Party Beneficiary Rights. The Other Stockholders are intended to be, and shall be, third party beneficiaries of the covenants and agreements contained in Section 6.3 hereof, which shall inure to the benefit of the Other Stockholders, who, individually or as a class, shall be entitled to rely on and, subject to the limitations set forth herein, enforce such covenants and agreements, to the same extent as if they were a party to this Agreement. The provisions of this Article VI may not be amended in such a way as to extinguish or alter the rights of the Other Stockholders under this Article VI without the consent of Other Stockholders representing at least two-thirds of the shares of Common Stock not beneficially owned by the Trust; provided that, if any payment is to be made to any Other Stockholder for its consent, such amendment shall not be binding on any Other Stockholder who does not consent.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         7.1 Successor Securities. The provisions of this Agreement pertaining to shares of Common Stock or Voting Stock shall apply equally to any additional shares of Common Stock authorized after the Effective Date and any shares of the Company, regardless of class, series, designation or par value, that are issued as a dividend on or in any other distribution in respect of, or as a result of a reclassification (including a change in par value) in respect of, shares of Common Stock or any other shares of Voting Stock or other shares of the Company which, as provided by this section, are considered as shares of Common Stock for purposes of this Agreement and shall also apply to any voting equity security (or, in the case of Article II, any equity security even if not voting) issued by any company that succeeds, by merger, consolidation, a share exchange, a reorganization of the Company or any similar transaction, to all or substantially all the business of the Company, or to the ownership thereof, if such security was issued in exchange for or otherwise as consideration for or in respect of shares of Common Stock (or other shares considered as shares of Common Stock, as provided by this Section) in connection with such succession transaction.

         7.2 Equitable Relief. It is hereby acknowledged that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed fully by the parties hereto in accordance with the terms specified herein, and that monetary damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining and quantifying the amount of damage that will be suffered by the parties relying hereon in the event that the undertakings and provisions contained in this Agreement were breached or violated. Accordingly, each party hereto hereby agrees that each other party hereto shall be entitled to an injunction or injunctions to restrain, enjoin and prevent breaches of the undertakings and provisions hereof and to enforce specifically the undertakings and provisions hereof in any court of the United States or any state having jurisdiction over the matter; it being understood that such remedies shall be in addition to, and not in lieu of, any other rights and remedies available at law or in equity.

         7.3 No Inconsistent Agreements. The Company has not previously, or simultaneously, entered into any agreement with respect to any of its securities granting any registration rights to any person. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Trust in this Agreement or which violates any of the covenants of the Company made in this Agreement. The Trust has not previously, or simultaneously, entered into any agreement which is inconsistent with the performance of its obligations hereunder and shall not do so.

         7.4 Amendments and Waivers. The provisions of this Agreement may be amended, modified or supplemented, and waivers or consents to departure from the provisions hereof may be given, only in a writing executed by the Company and the Trust. To the extent permitted by law, no failure to exercise, and no delay on the part of the Trust or the Company in exercising any power or right in connection with this Agreement, or available at law or in equity, shall operate as a waiver thereof, and no single or partial exercise of any such right


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



or power, or any abandonment or discontinuance of steps to enforce such right or power, shall preclude any other or further exercise thereof or the exercise of any other rights or powers. Any written modification or waiver of any provision of this Agreement shall be effective only in the specific instance and for the purpose for which it is given.

         7.5 Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication to be made pursuant to the provisions of this Agreement or in connection herewith shall be deemed delivered, served and received: (i) when delivered by hand to the recipient named below, (ii) on the date of delivery to the address indicated below, properly addressed, as confirmed by the agency or firm making delivery if the notice is delivered by regularly operating overnight delivery service, such as Federal Express, (iii) on the date of delivery to the address indicated below, properly addressed, if sent via the United States Postal Service when sent by either registered or certified mail, postage prepaid, return receipt requested,
(iv) if on a business day, on the date sent via telecopy, provided such delivery is confirmed (via a fax confirmation report), or (v) five business days after having been deposited with the United States Postal Service, properly addressed and postage prepaid. Notices shall be addressed by name and address to the recipient, as follows:

                  if to the Trust, at:

                  Armstrong World Industries, Inc. Asbestos Personal Injury
                    Settlement Trust
                  c/o Kevin E. Irwin, Esq.
                  Keating, Muething & Klekamp PLL
                  One East Fourth Street, Suite 1400
                  Cincinnati, Ohio  45202
                  Telecopy No.:  513-579-6457

                  with a copy similarly sent to:

                  Keating, Muething & Klekamp LLP
                  One East Fourth Street, Suite 1400
                  Cincinnati, Ohio  45202
                  Attention:  Kevin Irwin, Esq.
                  Telecopy No.:  513-579-6457, or

                  if to the Company, at:

                  Armstrong World Industries, Inc.
                  2500 Columbia Avenue
                  Lancaster, Pennsylvania 17603
                  Attention:  General Counsel
                  Telecopy No.:  717-396-6121

                  with a copy similarly sent to:

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, New York  10153
                  Attention:  Robert L. Messineo, Esq.
                  Telecopy No.:  212-310-8007,

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice.

         7.6 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon a successor company to the Company by merger, consolidation, reorganization or any like transaction. Except in respect of a successor company to the Company and except as provided in respect of the rights and obligations of the Trust under Articles II and III hereof, the rights and obligations of the parties hereunder shall not be assignable.

         7.7 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         7.8 Governing Law; Jurisdiction; Jury Waiver. This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the conflict or choice of laws provisions thereof. Each of the parties hereby submits to the non-exclusive personal jurisdiction of, and waives any objection as to venue in respect of any litigation respecting this agreement in, the Court of Common Pleas of the County of Allegheny, Commonwealth of Pennsylvania, the Court or the federal district court of the Eastern District of Pennsylvania . Service of process on the parties in any action arising out of or relating to this Agreement shall be effective if mailed to the parties in accordance with Section 7.5 hereof. EACH PARTY HERETO WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT HEREUNDER.

         7.9 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         7.10 Entire Agreement. This Agreement represents the complete agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

         7.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the Company and the Trust have executed this Agreement as of the date first above written.



                                     ARMSTRONG WORLD INDUSTRIES, INC.



                                     By:
                                         ---------------------------------
                                         Name:
                                         An authorized officer thereof





                                     ARMSTRONG WORLD INDUSTRIES, INC.
                                     ASBESTOS PERSONAL INJURY
                                     SETTLEMENT TRUST



                                     By:
                                         ---------------------------------
                                         Name:
                                         A trustee thereof

                                                                    Schedule 6.3
                                                                    ------------


                                James J. Gaffney

                                Robert C. Garland



















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